UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE

SECURITIES EXCHANGE ACT OF 1934

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        Rule 14a-11(c) or Rule 14a-12

SYNPLICITY, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SYNPLICITY, INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

Monday, May 22, 2006

12:30 p.m. Pacific Daylight Time

TO OUR SHAREHOLDERS:

The 2006 annual meeting of shareholders of Synplicity, Inc. will be held on Monday, May 22, 2006 at 12:30 p.m. Pacific Daylight Time at the Company’s principal executive offices at 600 West California Avenue, Sunnyvale, California 94086 for the following purposes:

1. To elect seven directors to serve until the next annual meeting of shareholders;

2. To ratify the appointment of Ernst & Young LLP as Synplicity’s independent registered public accounting firm for the year ending December 31, 2006; and

3. To transact such other business as may properly come before the annual meeting of shareholders, including any motion to adjourn to a later date to permit further solicitation of proxies, if necessary, or before any adjournment thereof.

The foregoing items of business are more fully described in the proxy statement accompanying this notice. Shareholders who owned shares of Synplicity stock at the close of business on March 31, 2006 are entitled to attend and vote at the meeting. A complete list of these shareholders will be available during normal business hours for 10 days prior to the meeting at the Company’s headquarters located at 600 West California Avenue, Sunnyvale, California 94086. You may examine the list for any legally valid purpose related to the meeting. The list also will be available during the annual meeting for inspection by you if you are present at the meeting.

Whether or not you plan to attend the annual meeting, please complete, date, sign and return the enclosed proxy card as promptly as possible in the accompanying reply envelope. You may vote in person if you are attending the meeting even if you have returned a proxy.

For the Board of Directors of

SYNPLICITY, INC.

Gary Meyers

President and Chief Executive Officer

Sunnyvale, California

April 24, 2006

YOUR VOTE IS IMPORTANT

PLEASE SUBMIT YOUR PROXY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED ENVELOPE.

SYNPLICITY, INC.

PROXY STATEMENT FOR THE

2006 ANNUAL MEETING OF SHAREHOLDERS

GENERAL INFORMATION

The board of directors of Synplicity, Inc., a California corporation, is soliciting the enclosed proxy from you. The proxy will be used at Synplicity’s 2006 annual meeting of shareholders to be held at 12:30 p.m. Pacific Daylight Time on Monday, May 22, 2006 at the principal executive offices located at 600 West California Avenue, Sunnyvale, California 94086.

This proxy statement contains important information regarding Synplicity’s annual meeting. Specifically, it identifies the proposals on which you are being asked to vote, provides information you may find useful in determining how to vote and describes the voting procedures.

Synplicity uses several abbreviations in this proxy statement. The term “proxy materials” includes this proxy statement, as well as the enclosed proxy card and Synplicity’s Annual Report on Form 10-K for the year ended December 31, 2005.

Synplicity is sending the proxy materials on or about April 24, 2006 to all of its shareholders as of the record date, March 31, 2006. If you owned Synplicity common stock at the close of business on March 31, 2006, you are entitled to attend and vote at the annual meeting. On the record date, Synplicity had approximately 26,941,535 shares of its common stock issued and outstanding. As of the record date, Synplicity had 79 record shareholders and Synplicity common stock was held by more than 1800 beneficial owners.

Voting Procedures

As a shareholder, you have the right to vote on certain business matters affecting Synplicity. The two proposals that will be presented at the annual meeting, and upon which you are being asked to vote, are discussed in the sections entitled “Proposal One” and “Proposal Two.” Each share of Synplicity common stock you own entitles you to one vote. The enclosed proxy card indicates the number of shares you own. You can vote by returning the enclosed proxy card and proxy in the envelope provided, or by attending the annual meeting and voting in person at the annual meeting.

You may cumulate your votes on Proposal One to elect directors and give to one of the candidates to be elected a number of votes equal to the number of directors to be elected multiplied by the number of votes to which you are entitled, or you may distribute your votes on the same principle among as many candidates as you think fit, provided that you cannot cast votes for more than the number of directors to be elected. The seven candidates receiving the highest number of votes, up to the number of directors to be elected, shall be elected. Additional information on cumulative voting is located in the section entitled “Election of Directors—Cumulative Voting.” Cumulative voting applies only to the election of directors. Each share of common stock that you hold as of the close of business on March 31, 2006 is entitled to one vote on Proposal Two.

Methods of Voting

Voting by Mail.    By signing and returning the proxy card according to the enclosed instructions, you are enabling Synplicity’s Chief Executive Officer and President, Gary Meyers, and Synplicity’s Chief Financial Officer and Senior Vice President, John J. Hanlon, who are named on the proxy card as “proxy holders,” to vote your shares at the meeting in the manner you indicate. Synplicity encourages you to sign and return the proxy card even if you plan to attend the meeting. In this way, your shares will be voted even if you are unable to attend the meeting.

Your shares will be voted in accordance with the instructions you indicate on the proxy card. If you submit the proxy card, but do not indicate how your shares should be voted, your shares will be voted as follows:

•	FOR the election of the director nominees identified in Proposal One; and

•	FOR the ratification of the appointment of Ernst & Young LLP as Synplicity’s independent registered public accounting firm for the year ending December 31, 2006.

To reduce the expenses of delivering duplicate voting materials to shareholders who may have more than one Synplicity stock account, Synplicity is delivering only one set of the proxy statement and the annual report on Form 10-K for the year ended December 31, 2005 to shareholders who share an address unless otherwise requested. A separate proxy card is included in the voting materials for each of these shareholders. If you share an address with another shareholder and have received only one set of voting materials, you may write or call us to request a separate copy of these materials, which Synplicity will provide to you at no cost. For future annual meetings, you may request separate voting materials, or request that Synplicity send only one set of voting materials to you if you are receiving multiple copies, by calling the investor relations department at (408) 215-6000 or by writing to Synplicity, Inc., 600 West California Avenue, Sunnyvale, California 94086. You may receive a copy of the exhibits to Synplicity’s Annual Report on Form 10-K for the year ended December 31, 2005 by sending a written request to Synplicity, Inc., 600 West California Avenue, Sunnyvale, California 94086, Attn: Investor Relations.

Voting in Person at the Meeting.    If you plan to attend the annual meeting and vote in person, Synplicity will provide you with a ballot at the meeting. If your shares are registered directly in your name, you are considered the shareholder of record and you have the right to vote in person at the meeting. If your shares are held in the name of your broker or other nominee, you are considered the beneficial owner of shares held in your name, but if you wish to vote at the meeting, you will need to bring with you to the annual meeting a legal proxy from your broker or other nominee authorizing you to vote these shares.

Revoking Your Proxy

You may revoke your proxy at any time before it is voted at the annual meeting. In order to do this, you may either:

•	sign and return another proxy bearing a later date;

•	provide written notice of the revocation to the Company’s Secretary, Alisa Yaffa, at Synplicity, Inc., 600 West California Avenue, Sunnyvale, California 94086, prior to the vote at the annual meeting; or

•	attend the meeting and vote in person.

Quorum Requirement

A quorum, which is a majority of the outstanding shares of Synplicity as of the record date, must be present in order to hold the meeting and to conduct business. Your shares will be counted as being present at the meeting if you appear in person at the meeting or if you submit a properly executed proxy card.

Votes Required for Each Proposal

The vote required and method of calculation for the proposals to be considered at the annual meeting are as follows:

Proposal One—Election of Directors.    The seven director nominees receiving the highest number of votes, in person or by proxy, will be elected as directors. You may vote “for” all nominees, “withhold” for all nominees or “withhold” for certain nominees by specifying the name(s) of such nominees on your proxy card.

Proposal Two—Ratification of Ernst & Young LLP as Independent Registered Public Accounting Firm.    Ratification of Ernst & Young LLP as Synplicity’s independent registered public accounting firm for the year ending December 31, 2006 will require the affirmative vote of a majority of the shares present at the annual meeting in person or by proxy. You may vote “for,” “against” or “abstain” from voting on the proposals to ratify Ernst & Young LLP as Synplicity’s independent registered public accounting firm.

Abstentions and Broker Non-Votes

If you return a proxy card that indicates an abstention from voting in all matters, the shares represented will be counted as present for the purpose of determining a quorum, but they will not be voted on any matter at the annual meeting. Consequently, if you abstain from voting on the proposal to ratify the appointment of Ernst & Young LLP as Synplicity’s independent registered public accounting firm, your abstention will have the same effect as a vote against the proposal.

Under the rules that govern brokers who have record ownership of shares that are held in street name for their clients, who are the beneficial owners of the shares, brokers have discretion to vote these shares on routine matters but not on non-routine matters. Thus, if you do not otherwise instruct your broker, the broker may turn in a proxy card voting your shares “for” routine matters but expressly instructing that the broker is not voting on non-routine matters. A broker non-vote occurs when a broker expressly instructs on a proxy card that the broker is not voting on a matter, whether routine or non-routine. The two proposals contained in these proxy materials are considered routine matters, so unless you have provided otherwise, your broker will have discretionary authority to vote your shares. Broker non-votes are counted for the purpose of determining the presence or absence of a quorum but are not counted for determining the number of votes cast for or against a proposal.

Proxy Solicitation Costs

Synplicity will bear the entire cost of proxy solicitation, including the preparation, assembly, printing and mailing of proxy materials. In addition, Synplicity may reimburse brokerage firms and other custodians for their reasonable out of pocket expenses for forwarding these proxy materials to you. Synplicity expects a representative from Computershare Limited, Synplicity’s transfer agent, to tabulate the proxies and act as inspector of the election.

Deadline for Receipt of Shareholder Proposals for 2007 Annual Meeting

As a shareholder, you may be entitled to present proposals for action at a forthcoming meeting if you comply with the requirements of the proxy rules established by the Securities and Exchange Commission and Synplicity’s bylaws. Proposals that you wish to be presented for consideration at the 2007 annual meeting of shareholders must be received by Synplicity no later than January 10, 2007, in order that they may be included in the proxy statement and form of proxy related to that meeting.

The Securities and Exchange Commission rules establish a different deadline with respect to discretionary voting for shareholder proposals that are not intended to be included in a company’s proxy statement. The attached proxy card grants the proxy holders discretionary authority to vote on any matter raised at the annual meeting. The discretionary vote deadline for the 2007 annual meeting is March 10, 2007, which is 45 calendar days prior to the anniversary of the mailing date of this proxy statement. If you give notice of a proposal after the discretionary vote deadline, Synplicity proxy holders will be allowed to use their discretionary voting authority to vote on your proposal when and if the proposal is raised at the 2007 annual meeting.

In addition, Synplicity’s bylaws establish an advance notice procedure with regard to certain matters, including shareholder proposals and director nominations, which are proposed to be properly brought before an annual meeting of shareholders. In connection with the annual meeting of shareholders, to be timely, your notice must be delivered not later than January 24, 2007, which is 90 days prior to the one year anniversary of the date this proxy statement is provided to shareholders. In the event that no annual meeting was held in the previous year or the date of the annual meeting is changed by more than 30 days from the date contemplated at the time of the previous year’s proxy statement, your notice must be received within a reasonable time before Synplicity makes the solicitation. Your notice must include: (i) brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) your name and address, (iii) the class and number of shares of Synplicity stock which you beneficially own, (iv) any material interest that you may have in the subject matter or your proposal and (v) any other information required by the Securities Exchange Act of 1934, as amended (the “1934 Act”). In addition, if you wish to nominate a candidate for director, your notice must also include the following information for the candidate: (i) name, age, business address and residence address, (ii) principal occupation or employment of such nominee, (iii) class and number of shares of Synplicity stock beneficially owned by such nominee, (iv) description of all arrangements between you and the nominee and (v) any other information required by the 1934 Act (including the candidate’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected). A copy of the full text of the Synplicity bylaws is available from the Secretary upon written request. Proposals should be sent to the Secretary, Synplicity, Inc., 600 West California Avenue, Sunnyvale, California 94086.

Nomination of Director Candidates

You may also propose director candidates for consideration by the nominating committee of the board of directors. It is Synplicity’s policy that the nominating committee will consider recommendations for candidates to the board of directors from shareholders holding not less than 1% of the total outstanding shares of Synplicity common stock and who have held such common stock continuously for at least 12 months prior to the date of the submission of the recommendation. The nominating committee will consider persons recommended by you in the same manner as a nominee recommended by other board members or management. See “Election of Directors—Policy for Director Recommendations and Nominations” for additional information.

In addition, you may nominate a person directly for election to the board of directors at an annual meeting of shareholders provided you meet the requirements discussed above for properly submitting a shareholder proposal or nomination for consideration at a shareholders meeting.

Shareholder Communications to Directors

You may communicate directly with Synplicity directors by calling the chief executive officer, Gary Meyers, at (408) 215-6000 or by writing to him at Synplicity, Inc., 600 West California Avenue, Sunnyvale, California 94086. Mr. Meyers will monitor these communications and provide appropriate summaries of all received messages to the board of directors at its regularly scheduled meetings. Where the nature of a communication warrants, he may decide to obtain the more immediate attention of the appropriate committee of the board of directors or a non-management director, or Synplicity management or independent advisors, as he considers appropriate. After reviewing shareholder messages, Mr. Meyers, or the board at its discretion, will determine whether any response is necessary.

Other Matters

Other than the proposals listed above, the board of directors does not intend to present any other matters to be voted on at the meeting. The board of directors is not currently aware of any other matters that will be presented by others for action at the meeting. However, if other matters are properly brought before the shareholders at the meeting and you have signed and returned your proxy card, the proxy holders will have discretion to vote your shares on these matters to the extent authorized under the 1934 Act.

PROPOSAL ONE

ELECTION OF DIRECTORS

Nominees

The nominees for election at the annual meeting of the board of directors are Prabhu Goel, Kenneth S. McElvain, Gary Meyers, Dennis Segers, Scott J. Stallard, Thomas Weatherford and Alisa Yaffa. If elected, they will each serve as a director until the annual meeting of shareholders in 2007, until their respective successors are elected and qualified or until their earlier resignation or removal.

Unless otherwise instructed, the proxy holders will vote the proxies received by them for election of all of the director nominees, all of whom currently serve as directors. In the event any nominee is unable or declines to serve as a director at the time of the annual meeting, the proxies will be voted for a nominee who shall be designated by the present board of directors to fill the vacancy. Synplicity is not aware that any of the nominees listed above will be unable or will decline to serve as a director. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as to assure the election of the nominees listed above.

Vote Required

If a quorum is present and voting, the seven nominees receiving the highest number of votes will be elected to the board of directors. Abstentions are not counted in the election of directors. If you hold your shares through a broker, bank or other nominee and you do not instruct them how to vote on this proposal, your broker may have the authority to vote your shares.

Cumulative Voting

You may cumulate your votes to elect directors and give to one of the candidates to be elected a number of votes equal to the total number of directors to be elected multiplied by the number of votes to which you are entitled, or distribute your votes on the same principle among as many candidates as you think fit, provided that you cannot cast votes for more than the number of directors to be elected. In their discretion, the proxy holders may, when voting for directors, cumulate the votes represented by the proxies received. You will not be entitled to cumulate votes unless the director nominee’s name has been properly nominated prior to the voting and you or any other shareholder has given notice prior to the voting of the intention to cumulate your or that shareholder’s votes. If you choose to cumulate your votes, you will need to submit a proxy card or a ballot, and make an explicit statement of your intent to cumulate your votes, either by so indicating in writing on the proxy card or by indicating in writing on your ballot when voting at the annual meeting. If you hold shares beneficially in street name and wish to cumulate votes, you should contact your broker, trustee or nominee.

Board of Directors’ Recommendation

The board of directors has unanimously approved the nomination of each of the individuals listed above and recommends that you vote “FOR” the election of these nominees.

Information Concerning the Nominees and Incumbent Directors

The following table sets forth the name and age of the directors as of March 31, 2006, the principal occupation of each and the period during which each has served as a director of Synplicity. Information as to the stock ownership of each of the Synplicity directors and all of the Synplicity current executive officers as a group is set forth below under “Principal Shareholders.”

Name	Principal Occupation	Age	Director Since
Prabhu Goel	Prabhu Goel has served as chairman of iPolicy Networks, Inc. (formerly known as Duet Technologies, Inc.), a network security products company, since October 1998. From October 1998 to December 2004, Dr. Goel also served as chief executive officer of iPolicy. From April 2001 to March 2003, Dr. Goel served as chairman and chief executive officer of Tharas Systems, Inc., an electronic design automation company. Dr. Goel holds Masters of Science and Doctorate degrees in Electrical Engineering from Carnegie Mellon University.	57	1996

Kenneth S. McElvain	Kenneth S. McElvain, one of Synplicity’s co-founders, has served as Synplicity’s chief technology officer, vice president and director since its inception. Mr. McElvain also served as president from 1994 to January 1996, and chief executive officer from January 1996 to July 1997. Mr. McElvain holds a Bachelor of Arts degree in Mathematics and a Bachelor of Science degree in Computer Science from Washington State University.	46	1994

Gary Meyers	Gary Meyers has served as Synplicity’s chief executive officer since October 2004 and as president and chief operating officer since August 2004. Mr. Meyers became a director in January 2005. Mr. Meyers served as Synplicity’s vice president of worldwide sales from November 1999 to August 2004, vice president of north american sales from January 1999 to November 1999, and western area sales manager from January 1998 to January 1999. Mr. Meyers holds a Bachelor of Science degree in Electrical Engineering from the University of Maryland and a Masters of Business Administration degree from the University of California at Los Angeles.	41	2005

Dennis Segers	Dennis Segers has served as an entrepreneur in residence at Benchmark Capital, an early stage venture capital firm since January 2006. From September 2001 to January 2006, Mr. Segers served as chief executive officer and president of Matrix Semiconductor, Inc., a fabless semiconductor company, and served on Matrix’s board of directors from February 1999 to January 2006, when Matrix was acquired by SanDisk Corporation. Mr. Segers holds a Bachelor of Science degree in Electrical Engineering from Texas A&M University.	53	2002

Name	Principal Occupation	Age	Director Since
Scott J. Stallard	Scott J. Stallard has served in various capacities at Hewlett-Packard Company since 1975. Since May 2003, Mr. Stallard has served as Hewlett Packard’s senior vice president and general manager enterprise storage & servers in the Technology Solutions Group. From May 2002 to May 2003, Mr. Stallard served as senior vice president, Business Critical Systems global business unit. From December 1999 to May 2002, Mr. Stallard served as vice president and general manager of Hewlett-Packard’s Business Systems and Technology Organization. Mr. Stallard holds a Bachelor of Science degree in Electrical Engineering and Computer Science from the University of California at Berkeley and a Masters of Science degree in Electrical and Computer Science from Stanford University.	52	2000

Thomas Weatherford	Thomas Weatherford is a consultant and private investor. From 1997 to December 2002, Mr. Weatherford served as executive vice president and chief financial officer of Business Objects, S.A., a provider of business intelligence software. He currently serves on the boards of directors of ILOG S.A., a provider of optimization and visualization software, Saba Software, Inc., a provider of human capital development and management solutions, Tesco Corporation, a global provider of technology-based solutions to the upstream energy industry, SMART Modular Technologies (WWH), Inc., an independent designer, manufacturer and supplier of value added systems to original equipment manufacturers, and Advanced Analogic Technologies, Inc., a provider of power management semiconductor products for the communications, computing, and consumer portable and personal electronics. Mr. Weatherford holds a Bachelor of Business Administration degree from the University of Houston.	59	2003

Alisa Yaffa	Alisa Yaffa, one of Synplicity’s co-founders, has served as chairwoman of the board of directors, vice president of intellectual property and secretary since March 1997, October 1998 and inception, respectively. Ms. Yaffa also served as Synplicity’s chief executive officer from inception to January 1996 and president from January 1996 to July 1997. From inception to October 1998, Ms. Yaffa served as Synplicity’s chief financial officer. Ms. Yaffa holds a Bachelor of Arts degree in Applied Mathematics and Computer Science from the University of California at Berkeley.	42	1994

Kenneth S. McElvain and Alisa Yaffa are married.

Board and Committee Meetings

The Synplicity board of directors held nine meetings during 2005. The board of directors has standing audit, compensation, nominating and stock option committees. The Synplicity board of directors has determined that Messrs. Goel, Segers, Stallard and Weatherford are “independent,” as that term is used in Item 7(d)(3)(iv) of Schedule 14A under the 1934 Act, and that each member of the audit committee and nominating committee meets the independence standards of Rule 4200(a)(15) of the Nasdaq National Market. The board of directors of Synplicity has determined that Messrs. Goel, Segers, Stallard and Weatherford are independent under Rule 4200(a)(15) of the Nasdaq National Market. Synplicity does not have a policy with respect to director attendance at annual meetings. Six of the Synplicity directors attended the 2005 annual meeting of shareholders. All of the directors attended at least 75% of the meetings of the board of directors and any applicable committee.

Committee	Date of Inception	Members During 2005	Committee Functions	Meetings Held in 2005
Audit	2000	Dennis Segers Scott J. Stallard Thomas Weatherford	Reviews internal accounting procedures Appoints independent registered public accounting firm Reviews results of independent audit Determines investment policy and oversees its implementation	Five

Compensation	2000	Prabhu Goel Scott J. Stallard Thomas Weatherford	Administers Synplicity’s stock option plans Determines compensation of executive officers and directors Reviews general policies relating to compensation and benefits	Four*

Nominating	2002	Prabhu Goel Dennis Segers Scott J. Stallard	Recommends nomination of board members Assists with succession planning for executive management positions	One

Stock Option	2001	Kenneth S. McElvain Gary Meyers Alisa Yaffa	Reviews and grants stock options under the 2000 Stock Option Plan to new and existing non-executive employees	None**

*	The compensation committee acted by unanimous written consent three times in 2005.
**	The stock option committee acted by unanimous written consent 12 times in 2005.

Audit Committee

The Synplicity board of directors adopted a written charter for the audit committee in September 2000, which was amended in December 2002 and March 2004. The Synplicity board of directors has determined that Mr. Weatherford, the chairman of the audit committee, is an “audit committee financial expert,” as defined in the rules of the Securities and Exchange Commission. A copy of the charter for the audit committee is available at http://investor.synplicity.com/governance/audit.cfm.

Compensation Committee

The Synplicity board of directors adopted a written charter for the compensation committee in September 2000, which was amended in March and August 2004. The compensation committee currently consists of Messrs. Goel, Stallard and Weatherford. None of the current members of the compensation committee is an employee of Synplicity. A copy of the charter for the compensation committee is available at http://investor.synplicity.com/governance/compensation.cfm.

Nominating Committee

The Synplicity board of directors formed a nominating committee and adopted a written charter in December 2002, which was amended in March 2004. The nominating committee currently consists of Messrs. Goel, Segers and Stallard. None of the current members of the nominating committee is an employee of Synplicity. A copy of the charter for the nominating committee is available at http://investor.synplicity.com/governance/nomgov.cfm.

Policy for Director Recommendations and Nominations

The nominating committee considers candidates for board membership suggested by members of the board of directors, management and shareholders. It is the policy of the nominating committee to consider recommendations for candidates to the board of directors from you if you hold not less than 1% of the outstanding shares of Synplicity and you have held such common stock continuously for at least 12 months prior to the date of the submission of the recommendation. The nominating committee will consider persons recommended by you in the same manner as a nominee recommended by the board of directors, individual board members or management.

In addition, you may nominate a person directly for election to the board of directors at an annual meeting of shareholders provided you provide information to Synplicity shareholders about the nominee that meets the requirements set forth in the bylaws and the rules and regulations of the Securities and Exchange Commission related to shareholder proposals. The process for properly submitting a shareholder proposal, including a proposal to nominate a person for election to the board of directors at an annual meeting, is described above in the section entitled “Deadline for Receipt of Shareholder Proposals for 2007 Annual Meeting.”

Where the nominating committee has either identified a prospective nominee or determines that an additional or replacement director is required, the nominating committee may take such measures that it considers appropriate in connection with its evaluation of a director candidate, including candidate interviews, inquiry of the person or persons making the recommendation or nomination, engagement of an outside search firm to gather additional information, or reliance on the knowledge of the members of the committee, the board or management. In its evaluation of director candidates, including the members of the board of directors eligible for re-election, the nominating committee considers a number of factors, including the following:

•	the current size and composition of the board of directors and the needs of the board of directors and the respective committees of the board; and

•	factors as judgment, independence, character and integrity, age, area of expertise, diversity of experience, length of service and potential conflicts of interest.

The nominating committee has also specified the following minimum qualifications that it believes must be met by a nominee for a position on the board:

•	the highest personal and professional ethics and integrity;

•	proven achievement and competence in the nominee’s field and the ability to exercise sound business judgment;

•	complementary skills to those of the existing board members;

•	the ability to assist and support management and make significant contributions to Synplicity’s success; and

•	an understanding of the fiduciary responsibilities that is required of a member of the board and the commitment of time and energy necessary to diligently carry out those responsibilities.

In connection with its evaluation, the nominating committee determines whether it will interview potential nominees. After completing the evaluation and review, the nominating committee approves the nominees for election to the board of directors.

Code of Ethics

The board of directors has adopted a Code of Ethics that is applicable to all Synplicity senior executive and principal financial officers subject to Section 16 of the 1934 Act. A copy of the Code of Ethics is available at http://investor.synplicity.com/governance/ethics.cfm. The board of directors has also adopted a Code of Business Conduct and Ethics that is applicable to all Synplicity employees, officers and directors and to certain of its agents, contractors and consultants. A copy of the Code of Business Conduct and Ethics is available at http://investor.synplicity.com/governance/conduct.cfm. These codes are intended to deter wrongdoing and promote ethical conduct by Synplicity directors, officers, employees, agents, consultants and contractors.

Director Compensation

Directors who are not employees receive automatic option grants under Synplicity’s 2000 Director Option Plan. Each new non-employee director is automatically granted an option to purchase 40,000 shares of Synplicity common stock at the time he or she is first elected to the board of directors. Each non-employee director receives a subsequent option grant to purchase 10,000 shares of Synplicity common stock at the first meeting of the board of directors following the annual meeting of shareholders; provided that he or she has been a member of the board of directors for at least six months as of such date. All options granted under the 2000 Director Option Plan are granted at the fair market value of Synplicity common stock as reported on the Nasdaq National Market on the day before the date of the grant. The initial 40,000 share grants become exercisable at a rate of 1/4th of the shares one year after the date of grant and 1/48th of the shares per month thereafter. The subsequent 10,000 share grants become exercisable at the rate of 1/48th of the shares per month.

In May 2005, each of Messrs. Goel, Segers, Stallard and Weatherford received an option to purchase 10,000 shares of Synplicity common stock at an exercise price of $5.96 per share.

In 2005, non-employee directors of Synplicity received a cash retainer of $20,000 per year plus a fee of $1,000 per in-person board meeting attended by the director. The chairman of the audit committee receives an additional retainer of $10,000 per year. Non-employee directors (other than the chairman of the audit committee) who serve on the audit, compensation or nominating committee also receive an additional retainer of $2,000 per year for each committee on which the director sits. Payment of retainers and meeting fees are made quarterly in arrears and are prorated for that portion of the quarter in which a director serves in the event he or she leaves the board or a committee, as the case may be.

Compensation Committee Interlocks and Insider Participation

The compensation committee is responsible for determining salaries, incentives and other forms of compensation for officers and other employees. Mr. Meyers, Synplicity’s president and chief executive officer, makes presentations and recommendations regarding salaries and incentives for employees and consultants other than himself but does not participate in any deliberations regarding salaries and incentive compensation for Synplicity officers. No interlocking relationship exists between any member of the compensation committee and any other member of the board of directors or compensation committee.

PROPOSAL TWO

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM

The board of directors has selected Ernst & Young LLP, independent registered public accounting firm, to audit Synplicity’s financial statements for the year ending December 31, 2006. Synplicity expects that a representative of Ernst & Young LLP to be present at the annual meeting, will have the opportunity to make a statement if he or she desires to do so and will be available to answer any appropriate questions.

Audit and Related Fees

The following table is a summary of the fees billed to Synplicity by Ernst & Young LLP for professional services for the years ended December 31, 2005 and December 31, 2004:

	Year ended December 31,
Fee Category	2005	2004
Audit Fees	$913,000	$874,000
Audit-Related Fees	—	—
Tax Fees	41,000	83,000
All Other Fees	11,000	19,000

Total Fees	$965,000	$976,000

Audit Fees—consist of fees billed for professional services rendered for (i) the audit of Synplicity’s consolidated financial statements and review of the interim consolidated financial statements included in quarterly reports, (ii) its review and testing of the effectiveness of Synplicity’s internal controls over financial reporting and management’s assessment of the effectiveness of the internal controls over financial reporting, and (iii) services that are normally provided by Ernst & Young LLP in connection with statutory and regulatory filings or engagements.

Audit-Related Fees—consist of fees billed for assurance and related services that are reasonably related to (i) the performance of the audit or review of the consolidated financial statements, and (ii) review and testing of the effectiveness of Synplicity’s internal controls over financial reporting and management’s assessment of the effectiveness of the internal controls over financial reporting, and are not reported under “Audit Fees.” These services include employee benefit plan audits, accounting consultations in connection with acquisitions, attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.

Tax Fees—consist of fees billed for professional services for tax compliance, advice and planning. These services include assistance regarding federal, state and international tax compliance, tax audit defense, customs and duties, mergers and acquisitions and international tax planning.

All Other Fees—consist of fees for products and services other than the services reported above. In 2005 and 2004, these services included consultations regarding stock options and compensation matters related to expatriate employees.

Before selecting and prior to determining to continue Ernst & Young LLP’s engagement with Synplicity in 2006, the audit committee carefully considered Ernst & Young LLP’s qualifications as an independent registered public accounting firm. This included a review of the qualifications of the engagement team, the quality control procedures the firm has established, as well as its reputation for integrity and competence in the fields of accounting and auditing. The audit committee’s review also included matters required to be considered under the Securities and Exchange Commission’s rules on auditor independence, including the nature and extent of non-audit services, to ensure that the auditors’ independence will not be impaired. The audit committee pre-approves all audit and non-audit services provided by Ernst & Young LLP, or subsequently approves non-audit services in those circumstances where a subsequent approval is necessary and permissible. All of the services provided by Ernst & Young LLP described under “Audit-Related Fees,” “Tax Fees” and “All Other Fees” were pre-approved by the audit committee. The audit committee of the board of directors has determined that the provision of services by Ernst & Young LLP other than for audit related services is compatible with maintaining the independence of Ernst & Young LLP as Synplicity’s independent registered public accounting firm.

Vote Required and Board of Directors’ Recommendation

Your ratification of the selection of Ernst & Young LLP as Synplicity’s independent registered public accounting firm is not required by Synplicity’s bylaws or other applicable legal requirement. However, the board of directors is submitting the selection of Ernst & Young LLP to you for ratification as a matter of good corporate practice. If you fail to ratify the selection, the audit committee and the board of directors will reconsider whether or not to retain that firm. Even if the selection is ratified, the board of directors may, at its discretion, direct the appointment of a different independent accounting firm at any time during the year if it determines that such a change would be in Synplicity’s best interests and in your best interests as a shareholder.

The affirmative vote of the holders of a majority of the shares of Synplicity common stock present or represented and voting at the annual meeting will be required to approve this proposal. The board of directors has unanimously approved this proposal and recommends that you vote “FOR” the ratification of the selection of Ernst & Young LLP as independent registered public accounting firm.

PRINCIPAL SHAREHOLDERS

The following table provides information relating to the beneficial ownership of Synplicity common stock as of March 31, 2006 by:

•	each shareholder known by Synplicity to own beneficially more than 5% of its common stock;

•	each of its executive officers named in the summary compensation table on page 14;

•	each of its directors; and

•	all of its directors and executive officers as a group.

Beneficial ownership is determined based on the rules of the Securities and Exchange Commission. The column captioned “Total Shares and Shares Underlying Exercisable Options Beneficially Owned” includes the number of shares of Synplicity common stock subject to options that are currently exercisable or will become exercisable on or before May 30, 2006, 60 days from the record date for the annual meeting. The number of shares subject to options that each beneficial owner has the right to acquire on or before May 30, 2006 is listed separately under the column “Number of Shares Underlying Options.” These shares are not deemed exercisable for purposes of computing the beneficial ownership of any other person. Percent of beneficial ownership is based upon 26,941,535 shares of Synplicity common stock outstanding as of March 31, 2006. The address for those individuals for whom an address is not otherwise provided is c/o Synplicity, Inc., 600 West California Avenue, Sunnyvale, California 94086. Unless otherwise indicated, Synplicity believes the shareholders listed have sole voting or investment power with respect to all shares, subject to applicable community property laws.

Name and Address	Number of Outstanding Shares Beneficially Owned	Number of Shares Underlying Options Exercisable on or before May 30, 2006	Total Shares and Shares Underlying Exercisable Options Beneficially Owned	Percentage of Total Shares Beneficially Owned
Buckingham Capital Management Incorporated (1) 750 Third Ave., Sixth Floor New York, NY 10017	1,558,900	—	1,558,900	5.8%
Brown Advisory Holdings Incorporated (2) 901 South Bond Street, Suite 400 Baltimore, MD 21231	1,156,292	—	1,156,292	4.3
Andrew Dauman	94,666	213,844	308,510	1.1
Prabhu Goel (3)	1,187,538	42,917	1,230,455	4.6
Andrew Haines	96,516	59,376	155,892	*
Kenneth S. McElvain (4)	10,361,014	11,118	10,372,132	38.5
Gary Meyers	59,000	450,439	509,439	1.9
Douglas S. Miller	1,000	—	1,000	*
Dennis Segers	—	62,917	62,917	*
Scott J. Stallard	—	82,917	82,917	*
Thomas Weatherford	—	37,500	37,500
Alisa Yaffa (4)	10,361,014	3,319	10,364,333	38.5
All current directors and executive officers as a group (11 persons)	11,832,734	1,022,128	12,854,862	46.0%

*	Less than 1%

(1)	Reflects ownership of 1,558,900 shares of Common Stock as reported on Schedule 13G dated February 10, 2006 and filed with the Securities and Exchange Commission.

(2)	Reflects ownership of 1,156,292 shares of Common Stock as reported on Schedule 13G dated February 14, 2006 and filed with the Securities and Exchange Commission.

(3)	The beneficial ownership of Dr. Goel includes 320,874 shares held in Dr. Goel’s family partnership and 866,664 shares held by Dr. Goel as custodian for his children.

(4)	Mr. McElvain and Ms. Yaffa are married and their beneficial ownership includes 9,956,948 shares of common stock held as community property and 404,066 shares held by a family limited liability company of which Mr. McElvain and Ms. Yaffa are the managing members.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following Summary Compensation Table sets forth certain information regarding the compensation of Synplicity’s president and chief executive officer, its three next most highly compensated executive officers as of December 31, 2005 and its former senior vice president finance and chief financial officer for services rendered in all capacities for the years indicated.

		Annual Compensation				Long-Term Compensation Awards
Name and Principal Position	Fiscal Year	Salary($)	Bonus($)(3)		Other Annual Compensation ($)(1)	Number of Securities Underlying Options(#)(2)
Gary Meyers (4) President, Chief Executive Officer and Director	2005 2004 2003	$300,000 220,496 155,719	$93,005 102,821 161,107	(5) (6)	$15,953 21,752 21,308	— 500,000 40,000

Andrew Dauman Senior Vice President of Worldwide Engineering	2005 2004 2003	210,278 208,333 198,469	12,188 2,500 1,923	(5)	11,494 12,190 12,345	94,300 25,000 25,000

Andrew Haines Senior Vice President of Marketing	2005 2004 2003	225,506 65,385 —	26,564 — —	(5)	15,953 3,900 —	30,500 150,000 —

Kenneth S. McElvain Chief Technology Officer, Vice President and Director	2005 2004 2003	225,506 250,000 235,938	38,825 22,500 17,844	(7)	10,264 10,040 7,293	— — —

Douglas S. Miller (8) Senior Vice President of Finance, Chief Financial Officer	2005 2004 2003	146,180 255,000 212,344	13,080 — 2,109	(5)	10,270 15,452 12,995	— 50,000 40,000

(1)	The amounts in the column entitled “Other Annual Compensation” represent premiums for health, dental and life insurance paid, as well as 401(k) contributions and health club reimbursements by Synplicity.

(2)	These shares are subject to exercise under stock options granted under the 2000 Stock Option Plan.

(3)	The amounts in the column entitled “Bonus” for 2005 represent amounts paid under the Variable Incentive Pay Plan.

(4)	The amount in the column entitled “Other Annual Compensation” also includes a car allowance in the amount of $8,400 in 2003, and $6,300 for the time period in 2004 that Mr. Meyers was vice president of worldwide sales.

(5)	This amount represents Variable Incentive Pay for 2005.

(6)	The amounts in the column entitled “Bonus” represent sales commissions until August 2004 and bonuses for the time period in 2004 that Mr. Meyers served as vice president of worldwide sales.

(7)	The amount in the column entitled “Bonus” represents a bonus of $12,000 and Variable Incentive Pay of $26,825 for 2005.

(8)	Mr. Miller resigned as senior vice president of finance and chief financial officer in July 2005.

Option Grants in 2005

The following table provides information relating to stock options awarded to each of the executive officers identified in the Summary Compensation Table during 2005. All such options were awarded under the 2000 Stock Option Plan.

	Individual Grants				Potential Realizable Value At Assumed Rates of Stock Price Appreciation for Option Term (4)
Name	Number of Securities Underlying Options Granted (#)(1)	Percent of Total Options Granted to Employees in 2005 (%)	Exercise Price Per Share ($)(2)(3)	Expiration Date
					5% ($)	10% ($)
Gary Meyers	—	—	$—	—	$—	$—
Andrew Dauman	80,000 14,300	21.93 3.92	5.96 5.75	05/18/15 07/19/15	299,857 51,711	759,896 131,045
Andrew Haines	30,500	8.36	5.75	07/19/15	110,292	279,503
Kenneth S. McElvain	—	—	—	—	—	—
Douglas S. Miller	—	—	—	—	—	—

(1)	Options may be immediately exercisable subject to Synplicity’s right of repurchase with approval of the board of directors. Unless otherwise specified, Synplicity’s right of repurchase lapses or, if unexercised, the option vests, at the rate of 1/48th of the shares subject to the options of each of the executive officers per month.

(2)	Options were granted at an exercise price equal to the fair market value of Synplicity common stock on the date of grant.

(3)	Full payment may consist of any consideration and method of payment authorized by the administrator and permitted by the plan and the stock option agreement under the plan.

(4)	The potential realizable values are based on the assumption that Synplicity common stock appreciates at the annual rate shown (compounded annually) from the date of grant until the expiration of the 10 year option term. These numbers are calculated based on the requirements promulgated by the Securities and Exchange Commission and do not reflect Synplicity’s estimate of future price growth.

Aggregate Option Exercises in Last Year and Year-End Option Values

The following table provides information relating to option exercises by the executive officers identified in the Summary Compensation Table during 2005. In addition, it indicates the number and value of vested and unvested options held by these executive officers as of December 31, 2005.

The “Realized Value” on option exercises is equal to the difference between the fair market value of Synplicity common stock on the date of exercise less the exercise price. The “Value of Unexercised In-the-Money Options at December 31, 2005” is based on $8.30 per share, the closing sale price of Synplicity’s common stock in trading on the Nasdaq National Market on December 30, 2005 (the last trading day of the year), less the exercise price, multiplied by the aggregate number of shares subject to outstanding options.

	Shares Acquired on Exercise	Realized Value	Number of Securities Underlying Unexercised Options at December 31, 2005		Value of Unexercised In-the-Money Options at December 31, 2005
Name			Exercisable(#)	Unexercisable(#)	Exercisable	Unexercisable
Gary Meyers	—	—	387,765	395,278	$1,460,150	$1,343,942
Andrew Dauman	—	—	194,969	137,426	745,803	381,766
Andrew Haines	—	—	43,750	136,750	131,250	396,525
Kenneth S. McElvain	—	—	11,118	—	—	—
Douglas S. Miller	228,764	704,559	—	—	—	—

Equity Compensation Plan Information

The following table provides information as of December 31, 2005 about Synplicity common stock that may be issued upon the exercise of options and rights granted to employees, consultants or members of its board of directors under all existing equity compensation plans including the 1995 Stock Option Plan (which was terminated as to new grants in April 2000), the 2000 Stock Option Plan, the 2000 Employee Stock Purchase Plan and the 2000 Director Stock Option Plan.

	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Plan category	(a)		(b)	(c)
Equity compensation plans approved by shareholders (1)	7,101,136	(2)	$6.12	4,780,485	(3)
Equity compensation plans not approved by shareholders	104,665	(4)	$3.75	—	(5)

Total	7,205,801		$5.46	4,780,485

(1)	Synplicity is unable to ascertain with specificity the number of securities to be issued upon exercise of outstanding rights under the 2000 Employee Stock Purchase Plan or the weighted average exercise price of outstanding rights under the 2000 Employee Stock Purchase Plan for the purchase period beginning on November 1, 2005, which are not determinable until the expiration of the current purchase period on April 28, 2006. The 2000 Employee Stock Purchase Plan provides that shares of Synplicity’s common stock may be purchased at a per share price equal to 85% of the fair market value of the common stock on the beginning of the offering period or a purchase date applicable to such offering period, whichever is lower. The 2000 Employee Stock Purchase Plan also provides for an automatic increase each year on January 1 equal to the lesser of 666,666 shares, 2% of the outstanding shares on such date, or a lesser amount as approved by the board of directors. In January 2006, the board of directors determined that no additional shares would be added to the 2000 Employee Stock Purchase Plan as of January 1, 2006.

(2)	Of these shares of common stock as of December 31, 2005, 1,638,590 shares were subject to outstanding options under the 1995 Stock Option Plan, 5,192,546 shares were subject to outstanding options under the 2000 Stock Option Plan and 270,000 shares were subject to outstanding options under the 2000 Director Stock Option Plan.

(3)	Of these shares of common stock as of December 31, 2005, 3,312,248 shares remain available for future issuance under the 2000 Stock Option Plan, 170,393 shares remain available for future issuance under the 2000 Director Stock Option Plan and 1,297,844 shares remain available for future issuances under the 2000 Employee Stock Purchase Plan.

(4)	The options to purchase these shares of common stock were granted in December 1999 to eight Synplicity employees, including Messrs. Meyers, Miller and Dauman. Such options vest as to 1/48th of the shares each month with such vesting beginning on January 30, 2003 for Mr. Meyers and September 27, 2001 for Mr. Dauman. Mr. Miller’s option, to the extent unvested, expired in July 2005. These options have a weighted average exercise price of $3.75 per share.

(5)	No securities are available for future issuance under any arrangement between Synplicity and any individual.

Employment Agreements and Change in Control Arrangements

On September 28, 2004, Synplicity entered into an amended letter of promotion with Gary Meyers, its president and chief executive officer, which amended and superseded a letter of promotion dated as of

September 20, 2004, and entered into a second amended and restated change of control agreement on October 4, 2004 which amended and superseded Mr. Meyers’ change of control agreement dated September 20, 2004. Pursuant to the agreement, in the event all or substantially all of our assets are sold, or if Synplicity is a party to a merger as a result of which its shareholders own less than 50% of the surviving entity (each a “Change of Control”), and the employment of Mr. Meyers is terminated without cause or constructively terminated without cause within 12 months after such Change of Control, (i) all unvested stock issued to Mr. Meyers would immediately vest and become exercisable after October 2005, and (ii) Mr. Meyers would be entitled to receive a lump sum payment in the amount of $175,000.

In October 2004, Synplicity entered into an employment agreement with Andrew Haines, vice president of marketing, upon the commencement of Mr. Haines’ employment. Pursuant to the agreement, Mr. Haines received an initial annual salary of $250,000. Synplicity also entered into a change of control agreement with Mr. Haines, to provide that in the event all or substantially all of its assets are sold, or if Synplicity is a party to a Change of Control, and the employment of Mr. Haines is terminated without cause or constructively terminated without cause within 12 months after such Change of Control, all unvested stock issued to Mr. Haines would immediately vest and become exercisable after October 2005.

In October 2005, Synplicity entered into an employment agreement with John Hanlon, its senior vice president of finance and chief financial officer. Pursuant to the agreement, Mr. Hanlon received an initial annual salary of $225,500. Also in October 2005, Synplicity entered into a change of control agreement with Mr. Hanlon which provides that in the event of a Change of Control, and the employment of Mr. Hanlon is terminated without cause or constructively terminated without cause within 12 months after such Change of Control, all unvested stock issued to Mr. Hanlon will immediately vest and become exercisable.

On January 13, 2006, Synplicity entered into an amended letter of promotion with James Lovas upon his promotion to vice president of worldwide sales. Pursuant to the letter, Mr. Lovas’ initial annual salary is $189,000, along with an initial annualized commission at quota of $126,000 paid in accordance with the Synplicity 2006 Commission Plan. Also in January 2006, Synplicity entered into a change of control agreement with Mr. Lovas which provides that pursuant to the agreement, in the event of a Change of Control, and the employment of Mr. Lovas is terminated without cause or constructively terminated without cause within 12 months after such Change of Control, all unvested stock issued to Mr. Lovas will immediately vest and become exercisable.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

Notwithstanding any statement to the contrary in any of our previous or future filings with the Securities and Exchange Commission, this Report of the Compensation Committee of the Board of Directors shall not be deemed “filed” with the Commission or “soliciting material” under the 1934 Act, and shall not be incorporated by reference into any such filings.

During 2005, executive compensation matters were approved by the compensation committee, which consisted and currently consists of Messrs. Goel, Stallard and Weatherford. The following is the report of the compensation committee of the board of directors with respect to compensation during 2005.

General Compensation Philosophy

The compensation committee operates under a written charter adopted by the board of directors in September 2000 and amended most recently in August 2004. The primary objectives of the executive compensation policies include the following:

•	to attract, motivate, and retain a highly qualified executive management team;

•	to link executive compensation to our financial performance as well as to define individual management objectives established by the compensation committee;

•	to compensate competitively with the practices of similarly situated technology companies; and

•	to create management incentives designed to enhance shareholder value.

Synplicity competes in an aggressive and dynamic industry and, as a result, the compensation committee believes that finding, motivating and retaining quality employees, particularly senior managers, sales personnel and technical personnel, are important factors to Synplicity’s future success. The philosophy of the compensation committee seeks to align the interests of shareholders and management by tying compensation to Synplicity’s financial performance, either directly in the form of salary and bonuses paid in cash or indirectly in the form of stock options granted to Synplicity’s principal executive officers.

Cash Compensation

Synplicity seeks to provide cash compensation to its executive officers, including base salary and bonus, at levels that are commensurate with cash compensation of executives with comparable responsibility at similarly situated technology companies. Annual increases in base salary are determined on an individual basis based on market data and a review of the officer’s performance and contribution to various individual, departmental and corporate objectives. Cash bonuses, if any, are intended to provide additional incentives to achieve such objectives. The salaries and cash bonuses of each of Synplicity’s executive officers were determined by the compensation committee.

In February 2005, Synplicity adopted a variable incentive pay plan (“VIPP”) which became effective in April 2005, which ties a portion of total employee compensation to the performance of Synplicity, aligning employees to a common set of company objectives. All non-commissioned, U.S. full time and U.S. part time exempt employees are included in the VIPP. VIPP payments are earned and paid quarterly based on achievement of a quarterly revenue target, quarterly operating income target and one or more additional company objectives. VIPP quarterly revenue and quarterly operating income targets are determined by the board of directors at the beginning of each fiscal year and generally do not change throughout the year. The board of directors does reserve the right to change the revenue and operating income targets for future quarters, if, in its sole discretion, market forces warrant the changes. The other company objectives are determined quarterly by the board of directors. All targets are communicated to plan participants at regular quarterly employee meetings. The board of directors determines whether the various targets are achieved and calculates the resulting quarterly payouts, with input from the chief executive officer. At the inception of the VIPP, participating employees with the exception of the chief executive officer, received a one-quarter minimum guarantee of 100% payment. Variable pay percentages correspond to individual job categories and are consistent with industry levels as determined by compensation survey information. The initial variable pay percentages are less than target market levels, but the percentages increase annually over a three-year period to a final variable pay percentage by job category that is market level, as determined by compensation survey information. New employees participate from the date of their employment and are eligible to receive a pro rata share of the plan payout amount in their first quarter of employment. All participants in the VIPP must be active U.S. employees on the last day of a calendar quarter in order to be eligible for a potential VIPP payout for that quarter as payments are considered earned on the last day of each quarter. The actual bonus payment paid to Mr. Meyers under the VIPP for 2005 was $93,005.

Mr. Meyers’ base salary was determined by the compensation committee, and consisted of a base salary of $300,000 and a bonus in the amount under the VIPP of $100,000 at target, for which such actual bonus payment can end being higher or lower depending on achievement of objectives set by the board of directors. The compensation committee based its decision on an assessment of the current market and compensation for an executive of his level of experience and expertise in similar companies within the EDA software industry, with consideration for past performance and anticipated future contribution.

Based on a review of public company proxy data and other relevant market data, the compensation committee believes that cash compensation paid to Synplicity’s executive officers, including its chief executive officer, was generally consistent with amounts paid to officers with similar responsibilities at similarly situated technology companies. The compensation committee notes that competition for qualified management and technical personnel in Synplicity’s industry is intense, and the compensation committee expects such competition to remain intense for the foreseeable future. As a result, in order to insure access to qualified personnel, the compensation committee believes that it will continue to be necessary to provide compensation packages that are at least competitive with, and in certain instances superior to, compensation paid by other similarly situated semiconductor design software companies.

Equity-Based Compensation

Synplicity provides long term incentives through its 2000 Stock Option Plan. Stock options are periodically granted under the 2000 Stock Option Plan to provide additional incentive to executives and other employees to maximize long-term total return to Synplicity’s shareholders. Stock options are a particularly strong incentive, because they are valuable to employees only if the fair market value of Synplicity’s common stock increases above the exercise price, which is set at the fair market value of Synplicity’s common stock on the date the option is granted. In addition, employees must remain employed with Synplicity for a fixed period of time in order for the options to vest fully. Options generally vest over a four year period to encourage option holders to remain employed by Synplicity. The options granted to Synplicity’s executive officers were determined and approved by the compensation committee.

With respect to the size of the options granted to Synplicity’s executive officers, the compensation committee considers the executive’s position, the executive’s individual performance, the number of options held (if any), the extent to which those options are vested and any other factors that the compensation committee may deem relevant.

Tax Deductibility of Executive Compensation

Section 162(m) of the Internal Revenue Code limits the federal income tax deductibility of compensation paid to Synplicity’s chief executive officer and to each of the other four most highly-compensated executive officers. Synplicity may deduct such compensation only to the extent that during any fiscal year the compensation paid to such individual does not exceed $1 million or meet certain specified conditions (including shareholder approval). Synplicity has adopted a policy that, where reasonably practicable, Synplicity will seek to qualify variable compensation paid to its executive officers for an exemption from the deductibility limitations of 162(m).

Respectfully submitted by:

THE COMPENSATION COMMITTEE

Prabhu Goel

Scott J. Stallard

Thomas Weatherford

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The audit committee, which currently consists of Messrs. Segers, Stallard and Weatherford, evaluates audit performance, manages relations with our independent registered public accounting firm and evaluates policies and procedures relating to internal accounting functions and controls. The board of directors adopted a written charter for the audit committee in September 2000 and most recently amended it in March 2004, which details the responsibilities of the audit committee. This report relates to the activities undertaken by the audit committee in fulfilling such responsibilities.

The audit committee members are not professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management and the independent registered public accounting firm. The audit committee oversees Synplicity’s financial reporting process on behalf of the board of directors. Synplicity’s management has the primary responsibility for the financial statements and reporting process, including Synplicity’s systems of internal controls over financial reporting. In fulfilling its oversight responsibilities, the audit committee reviewed with management the audited financial statements included in the Annual Report on Form 10-K for the year ended December 31, 2005. This review included a discussion of the quality and the acceptability of Synplicity’s financial reporting and controls, including the clarity of disclosures in the financial statements. The audit committee has also discussed with management and Synplicity’s independent registered public accounting firm the effectiveness of Synplicity’s internal controls over financial reporting as of December 31, 2005.

The audit committee also reviewed with Synplicity’s independent registered public accounting firm, who is responsible for expressing an opinion on the conformity of Synplicity’s audited financial statements with generally accepted accounting principles, its judgments as to the quality and the acceptability of Synplicity’s financial reporting and such other matters required to be discussed with the audit committee under generally accepted auditing standards in the United States including Statement on Auditing Standards No. 61, as amended. The audit committee further discussed with Synplicity’s independent registered public accounting firm the overall scope and plans for its audits. The audit committee meets periodically with the independent registered public accounting firm, with and without management present, to discuss the results of the independent registered public accounting firm’s examinations and evaluations of Synplicity’s internal controls, and the overall quality of Synplicity’s financial reporting.

The Sarbanes-Oxley Act of 2002 and the auditor independence rules of the Securities and Exchange Commission require all issuers obtain pre-approval from their respective audit committees in order for their independent registered public accounting firms to provide professional services without impairing independence. As such, the audit committee has a policy and has established procedures by which it pre-approves all audit and other permitted professional services to be provided by Synplicity’s independent registered public accounting firm. From time to time, Synplicity may desire additional permitted professional services for which specific pre-approval is obtained from the audit committee before provision of such services commences. The audit committee has considered and determined that the provision of the services other than audit services referenced above is compatible with maintenance of the auditors’ independence.

In reliance on the reviews and discussions referred to above, the audit committee recommended to the board of directors and the board has approved that the audited financial statements and disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” be included in the Annual Report on Form 10-K for the year ended December 31, 2005 and be filed with the Securities and Exchange Commission.

Respectfully submitted by:

THE AUDIT COMMITTEE

Dennis Segers

Scott J. Stallard

Thomas Weatherford

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the 1934 Act requires Synplicity’s officers and directors, and persons who own more than 10% of a registered class of the equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the National Association of Securities Dealers, Inc. Executive officers, directors and greater than 10% shareholders are required by Securities and Exchange Commission regulations to furnish Synplicity with copies of all Section 16(a) forms they file. Based solely on Synplicity’s review of the copies of such forms that it has received, or written representations from reporting persons, Synplicity believes that during 2005, all executive officers, directors and greater than 10% shareholders complied with all applicable filing requirements.

RELATED PARTY TRANSACTIONS

In 2005, Synplicity paid Mr. Kenneth R. McElvain, the father of Kenneth S. McElvain, its chief technology officer and vice president, a total of $90,167 in consideration for certain technical software development programming services provided by Kenneth R. McElvain to Synplicity.

COMPANY PERFORMANCE

Notwithstanding any statement to the contrary in any of Synplicity’s previous or future filings with the Securities and Exchange Commission, the following information relating to the price performance of Synplicity’s common stock shall not be deemed “filed” with the Commission or “soliciting material” under the 1934 Act and shall not be incorporated by reference into any such filings.

The following graph shows a comparison from December 29, 2000 through December 30, 2005 of cumulative total return for the common stock, the S&P 500 Index and the S&P Information Technology Index. Such returns are based on historical results and are not intended to suggest future performance. Data for the S&P 500 Index and the S&P Information Technology Index assume reinvestment of dividends. Synplicity has never paid dividends on its common stock and has no present plans to do so.

Comparison of 60 Month Cumulative Total Return*

Among Synplicity, Inc., the S&P 500 Index and the S&P Information Technology Index

*	Assumes $100 invested on December 29, 2000 in Synplicity Common Stock, the S&P 500 Index and the S&P Information Technology Index.

OTHER MATTERS

We know of no other matters to be submitted at the annual meeting. If any other matters properly come before the annual meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the board of directors may recommend.

It is important that your shares be represented at the annual meeting, regardless of the number of shares which you hold. You are, therefore, urged to mark, sign, date and return the accompanying proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose.

THE BOARD OF DIRECTORS OF

SYNPLICITY, INC.

Prabhu Goel

Kenneth S. McElvain

Gary Meyers

Dennis Segers

Scott J. Stallard

Thomas Weatherford

Alisa Yaffa

Dated: April 24, 2006

Proxy - Synplicity, Inc.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS To Be Held May 22, 2006

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (“Annual Meeting”) of SYNPLICITY, INC. (the “Company”), a California corporation, will be held on May 22, 2006 at 12:30 p.m. Pacific Daylight Time, at 600 West California Avenue, Sunnyvale, CA 94086, for the purposes set forth on the reverse side. By signing this Proxy, you, as a shareholder of the Company, hereby appoint Gary Meyers and John Hanlon proxies and attorneys-in-fact, with full power to each of substitution, on your behalf and in your name, to represent you at the Company’s Annual Meeting, and at any adjournment(s) or postponement(s) thereof, and to vote all of your shares of Common Stock on all matters to be considered at the meeting which you would be entitled to vote if personally present.

THIS PROXY WILL BE VOTED IN THE MANNER YOU DIRECT OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED “FOR”: (1) THE LISTED NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS AND (2) THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2006; AND AS THE PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING (OR ANY ADJOURNMENTS THEREOF) OR MAY OTHERWISE BE ALLOWED TO BE CONSIDERED AT THE MEETING.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. Only shareholders of record at the close of business on March 31, 2006 are entitled to notice of and to vote at the meeting.

YOUR VOTE IS IMPORTANT.

IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE.

All shareholders are cordially invited to attend the meeting in person. However, to ensure your representation at the meeting, you are urged to mark, sign, date and return this Proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any shareholder attending the meeting may vote in person even if he or she has returned a Proxy.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

Synplicity, Inc.

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Mark this box with an X if you have made changes to your name or address details above.

Annual Meeting Proxy Card

A Nominees

1. To elect seven (7) directors to serve until the next Annual Meeting of Shareholders or until their successors are duly elected and qualified.

01—Prabhu Goel

02—Kenneth S. McElvain 03—Gary Meyers 04—Dennis Segers

For Withhold

05—Scott J. Stallard 06—Thomas Weatherford 07—Alisa Yaffa

For Withhold

B Issues

The Board of Directors recommends a vote FOR the following proposal.

2. To ratify the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2006.

3. To transact such other business as may properly come before the Annual Meeting including any motion to adjourn to a later date to permit further solicitation of proxies, if necessary, or before any adjournment thereof.

Mark this box with an X if you plan to attend the meeting.

For Against Abstain

C Authorized Signatures—Sign Here—This section must be completed for your instructions to be executed.

Please sign exactly as your name(s) appear(s) hereon. All holders must sign. When signing in a fiduciary capacity, please indicate full title as such. If a corporation or partnership, please sign in full corporate or partnership name by authorized person.

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